SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 17, 2007

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 661 248-3000

(Former Name or Former Address, if Changed Since Last Report)

Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(c) Appointment of Principal Officer

On January 16, 2007 Tejon Ranch Co. announced the hiring of Teri Bjorn as its new Vice President and General Counsel. As General Counsel, Ms. Bjorn will serve as the Company’s chief legal representative handling all legal matters from real estate transactions to corporate governance issues related to the Company’s status as a publicly traded company.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press release date January 16, 2007, announcing the hiring of a new General Counsel.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2007	TEJON RANCH CO.

	By:	/S/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Vice President, and Chief Financial Officer

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